UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 19, 2023

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 1.01    Entry into a Material Definitive Agreement.
On October 19, 2023, Spectrum Brands, Inc. (the “Company”) and SB/RH Holdings entered into the Second Amended and Restated Credit Agreement (the “Credit Agreement”), by and among the Company, SB/RH Holdings, Royal Bank of Canada, as the administrative agent, and the lenders party thereto from time to time. The proceeds of the Credit Agreement will be used for general corporate purposes.
The Credit Agreement refinances the Company’s previously existing credit facility and includes certain modified terms from the previously existing revolving credit facility, including extending the maturity to October 19, 2028. The Credit Agreement is otherwise provided on the same terms and conditions as the previously existing revolving credit facility.
The material terms of the Credit Agreement are described below.
Facility under the Credit Agreement
The facility (the “Revolving Facility”) under the Credit Agreement consists of a $500 million revolving credit facility (with a U.S. dollar tranche and a multicurrency tranche).
The aggregate commitment amount with respect to (a) the U.S. dollar tranche of the Revolving Facility is $400 million and (b) the multi-currency tranche of the Revolving Facility is $100 million. The commitment fee rate will be equal to 0.20% of the unused commitments under the Revolving Facility (which may be increased to a maximum rate equal to 0.40% based on certain total net leverage ratios specified in the Credit Agreement).
Interest Rate
All outstanding amounts under the U.S. dollar tranche (if funded in U.S. dollars) will bear interest, at the option of the Company, at a rate per annum equal to (x) Term SOFR (as defined in the Credit Agreement), plus a margin ranging between 1.00% to 2.00% per annum or (y) the Alternate Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.00% to 1.00% per annum.
The multi-currency tranche (if funded in Euros) will bear interest at a rate per annum equal to the EURIBOR Rate, plus a margin ranging between 1.00% to 2.00% per annum. The multi-currency tranche (if funded in Canadian dollars) will bear interest, at the option of the Company, at a rate per annum equal to (x) Term CORRA (as defined in the Credit Agreement), plus a margin ranging between 1.00% to 2.00% per annum or (y) the Canadian Prime Rate (as defined in the Credit Agreement), plus a margin ranging between 0.00% to 1.00% per annum. The multi-currency tranche (if funded in Pounds Sterling) will bear interest at a rate per annum equal to the SONIA Rate (as defined in the Credit Agreement), plus a margin ranging between 1.00% to 2.00% per annum
The margin in each of the foregoing is determined based on certain total net leverage ratios specified in the Credit Agreement.
Prepayment Provisions
The Credit Agreement does not contain any mandatory prepayment provisions with respect to the Revolving Facility, except in the event that the overall exposure exceeds the commitments under the Revolving Facility.
Voluntary prepayments of borrowings under the Credit Agreement are permitted at any time, in agreed-upon minimum principal amounts. Prepayments are not subject to premium or penalty (except customary breakage costs, if applicable).
Guarantees and Security
Obligations under the Credit Agreement and, at the Company’s option, under certain interest rate protection or other hedging arrangements and certain cash management arrangements (collectively, the “Secured Obligations”) are guaranteed by SB/RH Holdings and the direct and indirect wholly-owned material domestic subsidiaries of SB/RH Holdings, other than the Company (the “Subsidiary Guarantors”), subject to certain exceptions, pursuant to the Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Royal Bank of Canada, as administrative agent and collateral agent (the “Loan Guaranty”).
The Secured Obligations are secured by first-priority liens on substantially all of the assets of the Company and the Subsidiary Guarantors and on the equity interests of the Company directly held by SB/RH Holdings pursuant to the Security Agreement, dated as of June 23, 2015, by and among the Company, SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Royal Bank of Canada, as collateral agent (the “Security Agreement”).

Maturity and Other
The Revolving Facility will mature on October 19, 2028.
The Credit Agreement contains customary affirmative and negative covenants, including, but not limited to, restrictions on the Company and its restricted subsidiaries’ ability to incur indebtedness, create liens, make investments, pay dividends or make certain other distributions, and merge or consolidate or sell assets, in each case subject to certain exceptions set forth in the Credit Agreement.
The Credit Agreement contains a financial covenant providing that the company shall not permit the total net leverage ratio to exceed 6:00 to 1:00, which covenant is tested on a quarterly basis.
The foregoing summary is not complete and is qualified entirely by reference to the full text of the applicable documents. The Credit Agreement, the Loan Guaranty and the Security Agreement are each attached hereto as exhibits and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.
(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.
The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1
Second Amended and Restated Credit Agreement, dated as of October 19, 2023 among the Company, SB/RH Holdings, the lenders party thereto from time to time, and Royal Bank of Canada, as the administrative agent.

10.2
Security Agreement, dated as of June 23, 2015, by and among the Company, SB/RH Holdings, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as collateral agent (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) on June 23, 2015 (File No. 001-34757))

10.3
Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) on June 23, 2015 (File No. 001-34757)).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2023
SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Executive Vice President, General Counsel and Corporate Secretary

SB/RH HOLDINGS, LLC

	By:	/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Executive Vice President, General Counsel and Corporate Secretary

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